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                    METLIFE INSURANCE COMPANY OF CONNECTICUT

          METLIFE OF CT SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES

                                   GOLD TRACK
                                GOLD TRACK SELECT
                       GOLD TRACK SELECT (SELECT NY PLANS)
                           METLIFE RETIREMENT ACCOUNT
                                UNIVERSAL ANNUITY

                       Supplement dated December 16, 2010
                      To the Prospectuses dated May 1, 2010

     MetLife Insurance Company of Connecticut (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Replacement Fund is a portfolio of Met Investors Series Trust. To the extent that the Replacement Fund is not currently available as an investment option under your Contract, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

     To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

     The Company believes that the proposed substitution is in the best interest of Contract holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2011.

     The proposed substitution and advisers and/or sub-advisers for the above-listed Contracts are:

EXISTING FUND AND CURRENT ADVISER (WITH    REPLACEMENT FUND AND SUB-ADVISER
CURRENT SUB-ADVISER AS NOTED)


 Legg Mason Global Currents Variable       MFS(R) Research International Portfolio
 International All Cap Opportunity         (Class B)
 Portfolio                                 Massachusetts Financial Services Company
 Legg Mason Partners Fund Advisor, LLC
 (Global Currents Investment Management,
 LLC)


Please note that:
     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your contract value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

     - You may transfer amounts in your Contract among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by contract owners or agents of Contract owners.

     - If you make one transfer from the above Existing Fund into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

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     -  In addition, if you make one transfer from an Existing Fund into one or more other subaccounts before the substitution or from a Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

     - On the effective date of the substitution, your contract value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

     -  There will be no tax consequences to you.

     In connection with the substitution, we will send you a prospectus for the Replacement Fund as well as notice of the actual date of the substitution and confirmation of transfer.

     Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

1300 Hall Boulevard
Bloomfield, CT 06002-2910